UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 2, 2021

DOMA HOLDINGS, INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Mission Street, Suite 740
San Francisco, California 94105
(Address of principal executive offices) (Zip code)

650-419-3827
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DOMA	The New York Stock Exchange
Warrants to purchase common stock	DOMA.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2021, Doma Holdings, Inc. (the “Company”) announced that Christopher Morrison, the Company’s Chief Operating Officer, has changed roles, effective as of such date, to take on a new position as the Company’s chief business officer (“Chief Business Officer”). As Chief Business Officer, Mr. Morrison will focus on the next phase of the Company’s growth with an emphasis on evaluating and executing strategic business partnerships and merger and acquisition opportunities; Mr. Morrison will no longer serve as Chief Operating Officer.
Mr. Morrison, age 32, most recently served as the Company’s Chief Operating Officer from May 2017 to November 2, 2021. Prior to working for the Company, from July 2012 until April 2017, he served in various roles at McKinsey & Company, a management-consulting firm, including most recently as Associate Partner. Mr. Morrison received his B.A. in Economics from Amherst College.
Mr. Morrison’s compensation will remain unchanged from the previously disclosed information described in (i) the Company’s SEC filings, including under “Executive and Director Compensation” in the Company’s Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-258942), filed on September 3, 2021, and (ii) his employment contract (attached as an exhibit thereto), and such information is incorporated by reference herein.
Mr. Morrison has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, has no arrangement or understanding between him and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K and has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K.
As previously disclosed in the Company’s Current Report on Form 8-K filed on August 3, 2021, Mr. Morrison entered into the same form of indemnification agreement with the Company as the Company’s directors and certain of the Company’s other officers, which agreement supplements the indemnification provisions of the Company’s charter. Such agreement remains in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
10.1^
Employment Agreement between Doma Holdings, Inc. and Christopher Morrison (incorporated by reference to Exhibit 10.43 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-258942), filed with the SEC on September 3, 2021 (“Amendment No. 1 to the S-1”).

10.2^	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2021).

^    Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2021

By:	/s/ Eric Watson
Name:	Eric Watson
Title:	General Counsel & Secretary